EXHIBIT 10.1

EXECUTION VERSION

$200,000,000

CONSOLIDATED COMMUNICATIONS FINANCE II CO.

6.50% SENIOR NOTES DUE 2022

PURCHASE AGREEMENT

September 4, 2014

September 4, 2014

Morgan Stanley & Co. LLC
As Representative of the Initial Purchasers

c/o	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036

Ladies and Gentlemen:

Consolidated Communications Finance II Co., a Delaware corporation ( “Finance Co.”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $200,000,000 aggregate principal amount of its 6.50% Senior Notes due 2022 (the “Notes”) to be issued pursuant to the provisions of an indenture to be dated as of September 18, 2014 (as may be supplemented and amended from time to time, including by the Supplemental Indenture (as defined below), the “Indenture”) between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  Morgan Stanley & Co. LLC has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities (as defined below).

Contemporaneously with the consummation of the Finance Co. Merger (as defined below), the Notes and the Exchange Notes (as defined below) shall be fully and unconditionally guaranteed (the “Guarantees”) on a senior unsecured basis, jointly and severally, by (i) Consolidated Communications Holdings, Inc., a Delaware corporation (“Parent”), the parent of Consolidated Communications, Inc., an Illinois corporation (the “Company”), and (ii) the guarantors named in Schedule II hereto (the “SubsidiaryGuarantors” and, together with Parent, the “Guarantors”); provided that such Guarantee by Parent shall only be a guarantee of the due and punctual payment of the principal of, premium, if any, and Additional Interest, if any, and interest on the Notes and the Exchange Notes, whether at maturity, by acceleration, redemption or otherwise.  Parent shall not be subject to any of the covenants in the Indenture that restrict the Guarantors.  The Notes and the Guarantees thereof are herein collectively referred to as the “Securities” and the Exchange Notes and the Exchange Guarantees (as defined below) are herein collectively referred to as the “Exchange Securities.”

The proceeds of the offering of the Securities will be used to finance the acquisition (the “Acquisition”) of Enventis Corporation (“Enventis”) pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of June 29, 2014(the “Merger Agreement”) among Enventis, Parent and Sky Merger Sub Inc. (“Merger Sub”).  As more fully described in the Time of Sale Memorandum and the Final Memorandum (as defined below), upon the consummation of the Acquisition, Merger Sub will merge with and into Enventis and Enventis will continue as the surviving corporation and as a wholly owned subsidiary of the Company.  All references in this Agreement to “subsidiaries” of the Company or Parent (and all similar references) shall be deemed to include Enventis.  As used herein, the term “Issuer” means (i) prior to the consummation of the Finance Co. Merger, Finance Co. and (ii) following the consummation of the Finance Co. Merger, the Company.

On or prior to the Closing Date (as defined below), the Issuer will enter into an escrow and security agreement (the “Escrow Agreement”) with the Trustee and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”), pursuant to which the gross proceeds of the offering of the Securities will be placed in an escrow account (the “Escrow Account”) and the Issuer will deposit sufficient funds into the Escrow Account such that the escrowed funds will be equal to the sum of (x) $200,000,000 and (y) the amount of interest that would accrue on the Securities for the period from the issuance date thereof to January 31, 2015 (the “Escrow Redemption Amount”).  Funds held in the Escrow Account may only be invested in Cash Equivalents (as such term is defined in the Indenture and collectively, with any other property from time to time held by the Escrow Agent, the “Escrow Property”).  The Escrow Property will be held in the Escrow Account in accordance with the terms and provisions set forth in the Escrow Agreement, and released in accordance with the conditions set forth therein, as described in the Time of Sale Memorandum and the Final Memorandum (such date of release, the “Release Date”).  If the Release Date does not occur by January 31, 2015, the Securities will be redeemed by the Issuer at the Escrow Redemption Amount in accordance with the terms of the Indenture (such date of redemption, the “Special Mandatory Redemption Date”).

Contemporaneously with the consummation of the Acquisition and the release of the Escrow Property on the Release Date, (i) the Issuer will be merged with and into the Company with the Company continuing as the surviving corporation (the “Finance Co. Merger”) and as the issuer of the Securities, (ii) the Company shall assume, by supplemental indenture (the “Supplemental Indenture”) or joinder (the “Joinder”), as applicable, all of the obligations of Finance Co. under the Notes, the Indenture and the Registration Rights Agreement and (iii) the Guarantors shall, pursuant to the Supplemental Indenture or the Joinder, as applicable, provide Guarantees under the Notes and the Indenture and become parties to the Registration Rights Agreement.  As used herein, the term “Transactions” means the Acquisition and the Finance Co. Merger.

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, to certain accredited investors (as such term is used in Regulation D under the Securities Act) or in offshore transactions in reliance on Regulation S (“Regulation S”) under the Securities Act (such purchasers collectively, the “Subsequent Purchasers”).

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a registration rights agreement dated the date hereof among Finance Co. and the Initial Purchasers (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Issuer will agree to file with the Securities and Exchange Commission (the “Commission”) under the circumstances set forth therein, a registration statement under the Securities Act relating to the Issuer’s 6.50% Senior Notes due 2022 (the “Exchange Notes”) and the Guarantors’ exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees.  Such portion of the offering is referred to as the “Exchange Offer.”

In connection with the sale of the Securities, the Issuer and the Company have prepared a preliminary offering memorandum dated September 4, 2014 (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”), in each case, including a description of the terms of the Securities, the terms of the offering and a description of the Issuer, the Company and Enventis.  For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum; and “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule III hereto.  As used herein, the terms “Preliminary Memorandum,” “Time of Sale Memorandum” and “Final Memorandum” shall include the documents, if any, incorporated by reference therein on the date hereof.  The terms “supplement”, “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communication shall include all documents subsequently filed by the Issuer with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.  As used herein, the term “Time of Sale” means 4:35 p.m., New York City time, on the date of this Agreement and the term “Transaction Documents” means this Agreement, the Notes, the Exchange Notes, the Guarantees, the Exchange Guarantees, the Indenture, the Supplemental Indenture, the Escrow Agreement, the Registration Rights Agreement, the Joinder, the Merger Agreement and the documents governing the Finance Co. Merger.

1.  Representations and Warranties.  The Issuer, the Company and each Guarantor, jointly and severally, represent and warrant to, and agree with each Initial Purchaser that:

(a)  (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) as of the Time of Sale and at the Closing Date (as defined in Section 4), the Time of Sale Memorandum, as then amended or supplemented by the Issuer, if applicable, does not and will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) the Preliminary Memorandum, as of its date, did not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum based upon information relating to the Initial Purchasers furnished to the Issuer in writing by the Representative expressly for use therein.

(b)  Except for the Additional Written Offering Communications, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to you before first use, the Issuer has not prepared, authorized, approved, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.  No Additional Written Offering Communications or electronic road show shall conflict with the information contained or incorporated by reference in the Time of Sale Memorandum or Final Memorandum, and no Additional Written Offering Communications when taken together with the Time of Sale Memorandum will, as of the Time of Sale, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Additional Written Offering Communications and the Time of Sale Memorandum based upon information relating to the Initial Purchasers furnished to the Issuers in writing by the Representative expressly for use therein.

(c)  Parent, the Company and the Issuer have each been duly incorporated, are validly existing as corporations in good standing under the laws of the jurisdiction of their incorporation, have the corporate power and authority to own their property and to conduct their business as described in the Time of Sale Memorandum and the Final Memorandum and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(d)  Each subsidiary of the Company has been duly incorporated, organized or formed, as applicable, is validly existing as a corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, has the power and authority (corporate or otherwise) to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company (other than any such shares of capital stock of Enventis), free and clear of all liens, encumbrances, equities or claims.

(e)  This Agreement has been duly authorized, executed and delivered by the Issuer, the Company and each Guarantor.

(f)  The Indenture has been duly authorized by the Issuer, and when executed and delivered by the Issuer, and assuming due authorization, execution and delivery by the Trustee, will be a valid and binding agreement of the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) (collectively, the “Enforcement Limitations”); the Supplemental Indenture has been duly and validly authorized by the Company and each Guarantor, and, upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, the Indenture (as supplemented by the Supplemental Indenture) will constitute the valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the Enforcement Limitations; and when executed and delivered by the Issuer, the Company and each Guarantor, the Indenture will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “TIA”).

(g)  The Notes have been duly authorized by the Issuer and, when executed by the Issuer and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to the Enforcement Limitations, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Notes are to be issued; and on the Closing Date, the Exchange Notes will have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to the Enforcement Limitations, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Exchange Securities are to be issued.

(h)  The Registration Rights Agreement has been duly authorized by Finance Co., and when executed and delivered by Finance Co., assuming due authorization, execution and delivery by the Initial Purchaser, will be a valid and binding agreement of Finance Co., enforceable in accordance with its terms, subject to the Enforcement Limitations and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law; the Joinder has been duly authorized by the Company and each Guarantor, and when executed and delivered by the Company and each Guarantor, will be a valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, subject to the Enforcement Limitations and except as rights to indemnification and contribution under the Joinder may be limited under applicable law; the Escrow Agreement has been duly authorized by Finance Co., and when executed and delivered by Finance Co., assuming due authorization, execution and delivery by the Escrow Agent, will be a valid and binding agreement of Finance Co., enforceable in accordance with its terms, subject to the Enforcement Limitations; upon execution of the Escrow Agreement and the establishment of the Escrow Account to hold the Escrow Property and the issuance of the Securities, the Escrow Property granted in favor of the Trustee and the holders of the Securities pursuant to the Escrow Agreement will constitute a perfected first priority security interest in favor of the holders of the Securities and there are no other liens on or security interests in the Escrow Account or the Escrow Property; and when executed and delivered, the Transaction Documents will conform in all material respects to the descriptions thereof in the Time of Sale Memorandum and the Final Memorandum.

(i)  The Merger Agreement has been duly and validly authorized, executed and delivered by, and is a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforcement Limitations.  Parent and the Company reasonably believe that the conditions to the Acquisition set forth in Merger Agreement will be satisfied, and that the Acquisition will be consummated on the terms and by the date, and as otherwise contemplated by, the Time of Sale Memorandum and the Final Memorandum.

(j)  The statements set forth in each of the Time of Sale Memorandum and the Final Memorandum under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Securities and under the captions “Certain United States Federal Income and Estate Tax Considerations,” “Description of Other Indebtedness,” “Exchange Offer and Registration Rights Agreement,” “Certain Relationships and Related Party Transactions” and “Plan of Distribution,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate and fair summaries of such legal matters, agreements, documents and proceedings.

(k)  None of the Issuer, the Company, the Guarantors or their respective subsidiaries is (i) in violation of its charter or by-laws (or other organizational documents) (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, in the case of clauses (ii) and (iii) above, for any such default or violation that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(l)  The execution and delivery by the Issuer, the Company and each Guarantor of the Transaction Documents, as applicable, the performance by the Issuer, the Company and each Guarantor of its obligations under the Transaction Documents, as applicable, the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated hereby and thereby and by the Time of Sale Memorandum, including without limitation, the Transactions, will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws (or other organizational documents) of the Issuer, the Company or any Guarantor, (iii) any agreement or other instrument binding upon the Issuer, the Company, the Guarantors or any of their respective subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any material judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, the Company any Guarantor or any of their respective subsidiaries, and, except for the consents, approvals, authorizations, order or qualifications from the Federal Communications Commission, Georgia Public Service Commission, Indiana Utility Regulatory Commission, Maryland Public Service Commission, Minnesota Public Utilities Commission, New York Public Service Commission, Ohio Public Utilities Commission and Pennsylvania Public Utility Commission, no material consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer, the Company or any Guarantor of its obligations under the Transaction Documents or the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated hereby and thereby and by the Time of Sale Memorandum, including without limitation, the Transactions, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the obligations under the Registration Rights Agreement.

(m)  There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum provided to prospective purchasers of the Securities.

(n)  Other than proceedings accurately described in all material respects in the Time of Sale Memorandum, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Issuer, the Company or any Guarantor to perform their obligations under the Transaction Documents or to consummate the transactions contemplated hereby and thereby and by the Time of Sale Memorandum, including the Transactions.

(o)  Ernst & Young LLP, who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related schedules and notes thereto) of Parent and its wholly-owned subsidiaries, included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum, were at the relevant time independent registered public accountants with respect to Parent as required by the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Moss Adams LLP, who has expressed its opinion with respect to certain financial statements (which term as used in this Agreement includes the related schedules and notes thereto) of Enventis and its wholly-owned subsidiaries, included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum, were at the relevant time independent registered public accountants with respect to Enventis as required by the Securities Act and the Exchange Act; and Grant Thornton LLP, who has expressed its opinion with respect to certain financial statements (which term as used in this Agreement includes the related schedules and notes thereto) of Enventis and its wholly-owned subsidiaries, were at the relevant time independent registered public accountants with respect to Enventis as required by the Securities Act and the Exchange Act.

(p)  The historical financial statements included or incorporated by reference in the Time of Sale Memorandum and Final Memorandum present fairly in all material respects the consolidated financial position of each of Parent and Enventis (including their respective subsidiaries), as of and at the dates indicated and their results of operations and cash flows for the periods specified on the basis stated therein.  Such financial statements comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  The historical financial data incorporated by reference or set forth in the Time of Sale Memorandum and Final Memorandum under the captions “Summary – Summary Historical and Pro Forma Financial and Operating Data,” “Selected Historical Consolidated Financial Information of Enventis Corporation,” “Selected Historical Consolidated Financial Information of Consolidated Communications Holdings, Inc.,” “Unaudited Pro Forma Condensed Combined Financial Statements” and elsewhere in the Time of Sale Memorandum and Final Memorandum fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained or incorporated by reference in the Time of Sale Memorandum and Final Memorandum.  The unaudited pro forma financial information and related notes of Parent and its subsidiaries contained or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum have been prepared in accordance with the requirements of Regulation S-X and have been properly presented on the bases described therein, and give effect to assumptions used in the preparation thereof are on a reasonable basis and in good faith and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  The statistical and market-related data and forward-looking statements included or incorporated by reference in the Time of Sale Memorandum and Final Memorandum are based on sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and management’s estimates presented therein represent their good faith estimates that are made on the basis of data derived from such sources.

(q)  Each of the Issuer, the Company, the Guarantors and their respective subsidiaries own, possess, license or have other rights to use, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted, and none of the Issuer, the Company or the Guarantors have reason to believe that the conduct of it or its subsidiaries’ respective businesses will conflict in any material respect with, and has not received any notice of any claim of conflict with, any such rights of other parties except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(r)  Each of the Issuer, the Company, the Guarantors and their respective subsidiaries possess such valid and current licenses, certificates, authorizations, registrations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as described in the Time of Sale Memorandum and the Final Memorandum, except as would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and none of the Issuer, the Company, the Guarantors or their respective subsidiaries have received any notice of proceedings relating to the revocation, modification or non-renewal of, or non-compliance with, any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.  Other than the consents, approvals, authorizations, orders, or other qualification from the Federal Communications Commission, Georgia Public Service Commission, Maryland Public Service Commission, New York Public Service Commission and Pennsylvania Public Utility Commission, each of the Issuer, the Company, the Guarantors and their respective subsidiaries have obtained all consents, approvals, authorizations, orders, or qualifications from, and filed notice with the appropriate state, federal or foreign regulatory agencies or bodies necessary to complete the Merger and the transactions contemplated by this Agreement.

(s)  Each of the Issuer, the Company, the Guarantors and their respective subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t)  Each of the Issuer, the Company, the Guarantors and their respective subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for (i) any taxes, assessments, fines or penalties being contested in good faith, (ii) those tax returns for which extensions have been properly filed, (iii) as set forth in the Time of Sale Memorandum or the Final Memorandum, and (iv) as would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company or any of its subsidiaries.  Parent has made appropriate provisions in the financial statements referred to in Section 1(p) above in respect of all material federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of Parent or any of its consolidated subsidiaries has not been finally determined.

(u)  Each of the Issuer, the Company, the Guarantors and their respective subsidiaries have insurance coverage in such amounts and with such deductibles and covering such risks that the respective entities reasonably consider are adequate to protect each of the Issuer, the Company, the Guarantors and their respective subsidiaries, and customary for the conduct of their respective businesses, including, but not limited to, policies covering business interruptions and real and personal property owned or leased by such parties against theft, damage, destruction, acts of vandalism and earthquakes.  All material policies of insurance and fidelity or surety bonds insuring such parties or their respective businesses, assets, employees, officers and directors are in full force and effect.  To their knowledge, each of the Issuer, the Company, the Guarantors and their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by any of such parties under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Issuer, the Company, the Guarantors or their respective subsidiaries have been refused any insurance coverage sought or applied for.  Each of the Issuer, the Company, the Guarantors and their respective subsidiaries have no reason to believe that they or any subsidiary will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v)  None of the Issuer, the Company or any Guarantor has taken or will take, directly or indirectly, any action designed to or that could be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Issuer or the Company to facilitate the sale or resale of the Securities.

(w)  None of the Issuer, the Company or any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(x)  Parent and the Company maintain a system of internal accounting controls that is in compliance with the Sarbanes-Oxley Act of 2002 and that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and except as disclosed in the Time of Sale Memorandum and the Final Memorandum, since the end of Parent’s most recent audited fiscal year, there has been (a) no material weakness in Parent’s internal control over financial reporting (whether or not remediated) and (b) no significant changes in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting.

(y)  Parent has established and maintains disclosure controls and procedures designed to provide reasonable assurances that material information relating to Parent and its subsidiaries is made known to the chief executive officer and chief financial officer of Parent by others within Parent or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; Parent’s auditors and the Board of Directors of Parent have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect Parent’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in Parent’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(z)  Each of the Issuer, the Company and the Guarantors and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Issuer, the Company, any Guarantor, their respective subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA, except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.  “ERISA Affiliate” means, with respect to the Issuer, the Company, the Guarantors or a subsidiary of any of the foregoing, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Issuer, the Company, such Guarantor or such subsidiary is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Issuer, the Company, any Guarantor, their respective subsidiaries or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained by the Issuer, the Company, any Guarantor, their respective subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any material “amount of unfunded benefit liabilities” (as defined under ERISA).  None of the Issuer, the Company, any Guarantor, their respective subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Issuer, the Company, any Guarantor, their respective subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(aa)  No labor problem or dispute with the employees of the Issuer, the Company, any Guarantor or their respective subsidiaries exists or, to the knowledge of Issuer, the Company or any Guarantor, is threatened or imminent, which would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(bb)  Neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Issuer has directly, or through any agent (other than the Initial Purchasers, as to whom no representation or warranty is made), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(cc)  None of the Issuer, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom no representation or warranty is made) has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Issuer and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S.

(dd)  Subject to compliance by the Initial Purchasers with the representations and warranties in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the TIA.

(ee)  The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(ff)  None of the Issuer, the Company, the Guarantors nor any of their respective subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Issuer’s, Company’s or any Guarantor’s knowledge, any agent or representative of the Issuer, the Company, any Guarantor or of any of their respective subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage in violation of applicable anti-corruption laws; and the Issuer, the Company, the Guarantors and their respective subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(gg)  The operations of the Issuer, the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer, the Company, the Guarantors nor any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Issuer, the Company or the Guarantors, threatened.

(hh)  (i)  None of the Issuer, the Company, any Guarantor nor any of their respective subsidiaries, nor any director, officer, or employee thereof, nor, to the Issuer’s, the Company’s or any Guarantor’s knowledge, any agent, affiliate or representative of the Issuer, the Company, any Guarantor or any of their respective subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria).

  (ii)  None of the Issuer, the Company or any Guarantor will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (except that the Entity makes no representation with respect to the proceeds paid to any shareholder of Enventis in connection with the Acquisition or to any lender under Enventis’ outstanding indebtedness):

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

  (iii)  For the past five years, the Issuer, the Company, the Guarantors and their respective subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ii)  There is no broker, finder or other party that is entitled to receive from the Issuer, the Company or any Guarantor any brokerage or finder’s fee or other similar payment as a result of any transactions contemplated by this Agreement.

(jj)  The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

2.   Agreements to Sell and Purchase.  The Issuer hereby agrees to sell to the Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 100.00% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, to the Closing Date.  As compensation for the services rendered by the Initial Purchasers to the Issuer in respect of the issuance and sale of the Securities, the Issuer agrees to pay the Initial Purchasers a commission in the amount of 1.375% of the aggregate principal amount of the Securities on the earlier to occur of the Release Date or the Special Mandatory Redemption Date.

3.   Terms of Offering.  You have advised the Issuer that the Initial Purchasers will make an offering of the Notes purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in the Initial Purchasers’ judgment is advisable.

4.   Payment and Delivery.  Payment for the Securities shall be made to the Issuer in Federal or other funds immediately available in the City of New York by wire transfer to the Escrow Account against delivery of such Securities for the respective accounts of the several Initial Purchasers at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 (or such other place as may be agreed to by the Issuer and the Representative) at 9:00 a.m., New York City time, on September 18, 2014, or at such other time on the same or such other date, not later than September 25, 2014, as shall be designated in writing by the Representative.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Securities shall be in definitive form or global form, as specified by the Representative, and registered in such names and in such denominations as the Representative shall request in writing not later than one full business day prior to the Closing Date.  The Securities shall be delivered to the Representative on the Closing Date for the respective accounts of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

5.   Conditions to the Initial Purchasers’ Obligations.  The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

(a)   Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)  there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(ii)  there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, prospects or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum as of the date of this Agreement provided to the prospective purchasers of the Securities that, in the Representative’s judgment, is material and adverse and that makes it, in the Representative’s judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.

(b)   The Initial Purchasers shall have received on the Closing Date certificates from each of the Issuer, the Company and each Guarantor, dated the Closing Date and signed by an executive officer of each of the Issuer, the Company and such Guarantor, as applicable, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Issuer, the Company or such Guarantor contained in this Agreement were true and correct as of the Time of Sale and are true and correct as of the Closing Date and that the Issuer, the Company or such Guarantor has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(c)   The Initial Purchasers shall have received on the Closing Date an opinion of Schiff Hardin LLP, outside counsel for the Issuer, the Company and the Guarantors, dated the Closing Date, to the effect set forth in Exhibit A.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(d)   The Initial Purchasers shall have received on the Closing Date an opinion of Bingham McCutchen LLP, outside counsel for the Issuer, the Company and the Guarantors, dated the Closing Date, to the effect set forth in Exhibit B.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(e)   The Initial Purchasers shall have received on the Closing Date an opinion of Thomas, Niesen & Thomas, outside regulatory counsel for the Company, Consolidated Communications of Pennsylvania, LLC and Consolidated Communications Enterprise Services Inc., dated the Closing Date, to the effect set forth in Exhibit C.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(f)   The Initial Purchasers shall have received on the Closing Date an opinion of Naman, Howell, Smith & Lee, PLLC, outside counsel for Consolidated Communications of Texas Company, Consolidated Communications of Fort Bend Company and Consolidated Communications Services Company, dated the Closing Date, to the effect set forth in Exhibit D.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(g)   The Initial Purchasers shall have received on the Closing Date an opinion of Cooper, White & Cooper LLP, outside counsel for the Issuer, the Company and the Guarantors, dated the Closing Date, to the effect set forth in Exhibit E.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(h) The Initial Purchasers shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated the Closing Date.

(i)   The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof and the Closing Date, respectively, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to Parent’s financial statements and certain financial information of Parent contained or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” no more than three business days prior to the Closing Date.

(j)   The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof and the Closing Date, respectively, in form and substance satisfactory to the Initial Purchasers, from Moss Adams LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to Enventis’ financial statements and certain financial information of Enventis contained or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” no more than three business days prior to the Closing Date.

(k)   The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof and the Closing Date, respectively, in form and substance satisfactory to the Initial Purchasers, from Grant Thornton LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to Enventis’ financial statements and certain financial information of Enventis contained in the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” no more than three business days prior to the Closing Date.

(l)   Finance Co. and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received a copy thereof.

(m)   Finance Co. shall have executed and delivered a Registration Rights Agreement in form and substance reasonably satisfactory to the Representative, including all of the provisions described in the Time of Sale Memorandum and such other provisions as are customary for registration rights agreements in similar transactions.

(n)   (i) Finance Co., the Trustee and the Escrow Agent shall have executed the Escrow Agreement and the Initial Purchasers shall have received a copy thereof, executed by the Issuer, the Trustee and the Escrow Agent and such agreement shall be in full force and effect on and as of the Closing Date; (ii) the Escrow Property equal to the Escrow Redemption Amount shall have been deposited with the Escrow Agent solely in accordance with the Escrow Agreement; and (iii) the Trustee shall have a first-priority security interest in the Escrow Account and the Escrow Property.

(o)   The Issuer shall have taken all action required to be taken by it for the Securities to be eligible for clearance and settlement through DTC, it being understood that the Initial Purchasers shall obtain relevant CUSIP numbers for the Notes.

(p)   The Initial Purchasers shall have received on the Closing Date certificates, dated the Closing Date, executed by the Secretary of the Issuer, the Company and each Guarantor, certifying such customary matters as the Initial Purchasers may reasonably request.

(q)   The Initial Purchasers shall have received on the Closing Date certificates evidencing (i) the existence or good standing of the Issuer, the Company and each Guarantor issued by the Secretary of State (or applicable office) of the jurisdiction in which the Issuer, the Company or such Guarantor is organized as of a date within five business days prior to the Time of Sale and (ii) the qualification by the Issuer, the Company and each Guarantor as a foreign corporation in good standing issued by the Secretary of State (or applicable office) of each of the jurisdictions in which the Issuer, the Company or such Guarantor operates as of a date within five business days prior to the Time of Sale, in each case with an electronic mail bring down on the Closing Date.

(r)   On or prior to the Closing Date, the Issuer, the Company and the Guarantors shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

6.   Covenants of the Issuer and the Guarantors.  The Issuer and the Guarantors covenant with each Initial Purchaser as follows:

(a)   To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the second business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (e), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b)   Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c)   To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Issuer or any Guarantor and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.

(d)   If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a Subsequent Purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e)   If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(f)   To use their reasonable best efforts to arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States as you shall reasonably designate and will continue such qualifications in effect so long as required for the resale of the Securities by the Initial Purchasers; provided that the Issuer and the Guarantors will not be required to qualify as a foreign corporation or as a dealer in securities or to take any action that would subject them to general service of process in any such jurisdiction or where they would be subject to taxation as a foreign corporation.

(g)   Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the counsel to the Issuer, the Company and the Guarantors, the accountants of the Issuer, the Company, the Guarantors and Enventis in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Issuer or any Guarantor and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vi) the cost of the preparation, issuance and delivery of the Securities, including the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in any appropriate market system, (vii) the costs and expenses of the Issuer, the Company or the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Issuer, travel and lodging expenses of the representatives and officers of the Issuer and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show, (viii) the document production charges and expenses associated with printing this Agreement, the Indenture, the Registration Rights Agreement and the Escrow Agreement, (ix) all fees and expenses incurred with respect to the negotiation, disclosure, creation and perfection of the security interests contemplated by the Escrow Agreement, and (x) all other cost and expenses incident to the performance of the obligations of the Issuer, the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them, any advertising expenses connected with any offers they may make and 50% of the cost of any aircraft chartered in connection with the road show.

(h)   Neither the Issuer nor any Affiliate of the Issuer will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(i)   Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(j)   While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Issuer is then subject to Section 13 or 15(d) of the Exchange Act.

(k)   None of the Issuer, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Issuer and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

(l)   During the period of one year after the Closing Date, the Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act), to resell any of the Securities which constitute “restricted securities” under Rule 144 except pursuant to an effective registration statement; provided that any Securities held by any affiliate of the Issuer that would constitute “restricted securities” under Rule 144 may be resold if the purchaser thereof agrees (and subsequent purchasers agree) to continue to hold such Securities pursuant to a certificated security with a separate CUSIP number from that of any Securities held pursuant to a global security under the Indenture until such Securities are exchanged for Exchange Notes in the Exchange Offer, are sold pursuant to an effective registration statement or may be sold pursuant to Rule 144 under the Securities Act.

(m)   Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(n)   To take all action required to be taken for the Securities to be eligible for clearance and settlement through DTC.

(o)   To comply with all the terms and conditions of the Escrow Agreement and the Registration Rights Agreement; and on or prior to the Closing Date, to take all action required to secure the Notes by the Escrow Property to the extent and in the manner provided in the Escrow Agreement and as described in the Time of Sale Memorandum and the Final Memorandum.

(p)   To deliver to the Initial Purchasers on and as of the date hereof and the Closing Date satisfactory evidence of the good standing of the Issuer, the Company and the Guarantors in their respective jurisdictions of organization and the good standing of the Issuer, the Company and the Guarantors in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

Each of the Issuer and the Company also agree that, without the prior written consent of the Representative it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of the Issuer or the Company or warrants to purchase debt securities of the Issuer or the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

7.   Offering of Securities; Restrictions on Transfer.  (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).  Each Initial Purchaser, severally and not jointly, agrees with the Issuer that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs or, in the case of the entity and the individual identified on Schedule V, an accredited investor (as such term is used in Regulation D under the Securities Act) or (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Time of Sale Memorandum and the Final Memorandum under the caption “Notice to Investors.”

(b)   Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales of Securities that:

(i)  such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Issuer or any Guarantor that would permit a public offering of the Securities, or possession or distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

(ii)  such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense;

(iii)  the Securities have not been registered under the Securities Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

(iv)  such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v)  such Initial Purchaser, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State it has not made and will not make an offer of Securities to the public in that Relevant Member State, other than:

(A)  to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(B)  to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Representative on behalf of the Initial Purchasers for any such offer; or

(C)  in any other circumstances falling within Article 3 of the Prospectus Directive, provided that no such offer of Securities shall require the Company or any Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of the above, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive to the extent implemented in the Relevant Member State) and includes any relevant implementing measure in that Member State, and the expression “2010 PD Amending Directive” means Directive 2010/73/EU;

(vi)  such Initial Purchaser has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom;

(vii)  the Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them by Regulation S.”

(viii)  such Initial Purchaser agrees that it and each of its Affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except as contemplated by this Agreement, without the prior written consent of the Issuer and the Guarantors; and

(ix)  such Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

(c)  The Issuer agrees that the Initial Purchasers may provide copies of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum and any other agreements or documents relating thereto, including without limitation, the Indenture, the Escrow Agreement and the Registration Rights Agreement, to Xtract Research LLC (“Xtract”), following completion of the offering, for inclusion in an online research service sponsored by Xtract, access to which shall be restricted by Xtract to QIBs.

8.   Indemnity and Contribution.  (a) Each of the Issuer, the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its directors and officers and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Affiliate of each Initial Purchaser from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Issuer, the Issuer or any Guarantor, or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Issuer in writing by the Representative expressly for use therein.

(b)   Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Company, each Guarantor, their respective directors, officers and each person, if any, who controls the Issuer, the Company or such Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer, the Company and the Guarantors to such Initial Purchaser, but only with reference to information relating to the Initial Purchasers furnished to the Issuer in writing by the Representative expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Issuer, the Company or any Guarantor, or the Final Memorandum or any amendment or supplement thereto.  The Issuer, the Company and the Guarantors hereby acknowledge and agree that the only information that the Initial Purchasers have furnished to the Issuer in writing expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Issuer, or the Final Memorandum or any amendment or supplement are the statements set forth in the fourth paragraph and the fourth sentence in the seventh paragraph under the caption “Plan of Distribution.”

(c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnified party, or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. LLC, in the case of parties indemnified pursuant to Section 8(a), and by the Issuer, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)   To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuer and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Issuer and the Guarantors and the total discounts and commissions received by the Initial Purchasers bears to the aggregate offering price of the Securities.  The relative fault of the Issuer and the Guarantors on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder as set forth opposite their names in Schedule I hereto, and not joint.

(e)   The Issuer, the Company, the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)   The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Issuer, the Company and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling the Initial Purchasers or any affiliate of any Initial Purchaser or by or on behalf of the Issuer, the Company, the Guarantors, their respective officers or directors or any person controlling the Issuer, the Company or any Guarantor and (iii) acceptance of and payment for any of the Securities.

9.   Termination.  The Representative may terminate this Agreement by notice given by it to the Issuer, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.

10.   Effectiveness; Defaulting Initial Purchasers.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non defaulting Initial Purchasers, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one ninth of such principal amount of Securities without the written consent of such Initial Purchaser.  If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Securities to be purchased on the Closing Date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Issuer for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Issuer or any Guarantor except that the provisions of Sections 6(g), 8 and 11 hereof shall at all times be effective and shall survive such termination.  In any such case either the Representative or the Issuer shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected.  As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Issuer, the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuer, the Company or any Guarantor shall be unable to perform its obligations under this Agreement, the Issuer will reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

11.   Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement among the Issuer, the Company, the Guarantors and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

(b)   This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Issuer, the Company, the Guarantors and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

(c)   The Issuer, the Company and each Guarantor acknowledges that in connection with the offering of the Securities: (i) the Initial Purchasers have acted at arms length, are not agents of, and owe no fiduciary duties to, the Issuer, the Company, the Guarantors or any other person, (ii) the Initial Purchasers owe the Issuer, the Company and the Guarantors only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, (iii) the Initial Purchasers may have interests that differ from those of the Issuer, the Company and the Guarantors and (iv) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Issuer, the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate..  The Issuer, the Company and each Guarantor waives to the full extent permitted by applicable law any claims they may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12.   Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

13.   Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.

14.   Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

15.   Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.   Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. LLC, at 1585 Broadway, New York, New York 10036, Attention: High Yield Syndicate Desk, with a copy to the Legal Department and with a copy to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Jason Lehner (Fax: (646) 848-7974); and if to the Issuer, the Company or any Guarantor, shall be delivered, mailed or sent to Consolidated Communications, Inc., 121 South 17th Street, Mattoon, Illinois 61938, Attention: Steven L. Childers, with a copy to Schiff Hardin LLP, 233 South Wacker Drive, Suite 6600, Chicago, Illinois 60606, Attention: Alexander Young (Fax: (312) 258-5600).

[Signature Pages Follow]

Very truly yours,

Consolidated Communications FINANCE II Co.

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Consolidated Communications, Inc.

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Consolidated Communications
Holdings, Inc.

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Consolidated Communications
Enterprise services, inc.

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Consolidated Communications
services company

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

[Signature Page to Purchase Agreement]

Consolidated Communications
of fort bend company

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Consolidated Communications
of texas company

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Consolidated Communications
of PENNSYLVANIA company, llc

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Surewest communications

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Surewest telephone

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Surewest long distance

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

[Signature Page to Purchase Agreement]

Surewest televideo

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Surewest fiber ventures, llc

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

Surewest kansas, inc.

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	SVP / CFO

[Signature Page to Purchase Agreement]

Accepted as of the date hereof

MORGAN STANLEY & CO. LLC

Acting on behalf of itself and as the Representative of the several Initial Purchasers named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:	/s/ Reagan C. Philipp
	Name:	Reagan Philipp
	Title:	Authorized Signatory

[Signature Page to Purchase Agreement]

SCHEDULE I

Initial Purchaser	Principal Amount of Securities to be Purchased
Morgan Stanley & Co. LLC	$120,000,000
Wells Fargo Securities, LLC	50,000,000
RBS Securities Inc.	30,000,000
Total	$200,000,000

I-1

SCHEDULE II

Subsidiary Guarantors

Consolidated Communications Enterprise Services, Inc.
Consolidated Communications Services Company
Consolidated Communications of Fort Bend Company
Consolidated Communications of Texas Company
Consolidated Communications of Pennsylvania Company, LLC
SureWest Communications
SureWest Telephone
SureWest Long Distance
SureWest Televideo
SureWest Fiber Ventures, LLC
SureWest Kansas, Inc.

II-1

SCHEDULE III

Time of Sale Memorandum

1.	Preliminary Memorandum issued September 4, 2014

2.	Pricing Supplement dated September 4, 2014 as set forth in Schedule IV

3.	Any other written offering communication used in connection with the offering and set forth in Schedule IV

III-1

SCHEDULE IV

PRICING SUPPLEMENT Issued September 4, 2014	STRICTLY CONFIDENTIAL

Consolidated Communications Finance II Co.
to be assumed by
Consolidated Communications, Inc.

$200,000,000 6.50% SENIOR NOTES DUE 2022
_________________________

Pricing Supplement dated September 4, 2014 to the Preliminary Offering Memorandum dated September 4, 2014 of Consolidated Communications Finance II Co. (the “Preliminary Offering Memorandum”).

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.  The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

Unless otherwise indicated, terms used but not defined herein have the meanings assigned to such terms in the Preliminary Offering Memorandum.

Issuer:
Consolidated Communications Finance II Co. (the “Issuer”), a wholly-owned subsidiary of Consolidated Communications, Inc. (the “Company”).  Contemporaneously with the release of escrowed funds and the consummation of the Proposed Acquisition, the Issuer will merge with and into the Company and the Company will continue as the surviving corporation and the issuer of the Notes.

Notes Offered:	Senior Notes due 2022 (the “Notes”)

Maturity:	October 1, 2022

Coupon:	6.50%

Issue Price:	100.0% per Note, plus accrued interest, if any, from September 18, 2014

Yield to Maturity:	6.50%

Principal Amount:	$200,000,000

Gross Proceeds:	$200,000,000

Interest Payment Dates:	April 1 and October 1

First Interest Payment Date:	April 1, 2015

Make-Whole Redemption:	Before October 1, 2017 at 100% plus the Applicable Premium and accrued and unpaid interest, and Additional Interest, if any.

Optional Redemption:
At any time on or after October 1, 2017, the Issuer may redeem all or a part of the Notes, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Additional Interest, if any, thereon, to the applicable redemption date, subject to the rights of Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the 12-month period beginning on October 1 of the years indicated below:

	Year	Redemption Price
	2017	104.875%
	2018	103.250%
	2019	101.625%
	2020 and thereafter	100.000%

At any time prior to October 1, 2017, the Issuer may redeem up to 35% of the aggregate principal amount of Notes issued (including any Additional Notes) at a redemption price equal to 106.50% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, thereon to the redemption date, using the net proceeds of certain equity offerings.

Special Mandatory Redemption:
If the Escrow Officers’ certificate is not received by 9:00 a.m. (Eastern time) on the Redemption Deadline, then the Escrow Agent shall, without the requirement of notice to or action by the Issuer, or any other person, promptly release the Escrowed Funds to the Trustee on the Redemption Date to redeem the Notes on the Redemption Deadline at 100.0% of the aggregate principal amount thereof (equal to the aggregate offering price of the Notes), plus accrued and unpaid interest thereon to, but excluding, the redemption date .

Distribution:	144A/Regulation S with contingent Registration Rights

Ratings:	B3 / B- (Moody’s/S&P)1

Joint-Lead and Bookrunning Managers:	Morgan Stanley & Co. LLC Wells Fargo Securities, LLC RBS Securities Inc.

1           Note:  A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time and each rating should be evaluated independently of any other rating.

Trade Date:	September 4, 2014

Settlement Date:	September 18, 2014 (T+10)

CUSIP:	144A: 20904AAA0 Regulation S: U2089QAA7

ISIN:	144A: US20904AAA07 Regulation S: USU2089QAA77

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy any security.  No offer to buy securities described herein can be accepted, and no part of the purchase price thereof can be received, unless the person making such investment decision has received and reviewed the information contained or incorporated by reference in the relevant prospectus or offering memorandum in making their investment decisions.  This communication is not intended to be a confirmation as required under Rule 10b-10 of the Securities Exchange Act of 1934.  A formal confirmation will be delivered to you separately.  This notice shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.  The Notes will be offered and sold to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons in offshore transactions in reliance on Regulation S under the Act.  In addition, the Notes may be offered and sold to Richard A. Lumpkin, a member of the Board of Directors of Consolidated Communications Holdings, Inc., or an entity associated with Mr. Lumpkin, each of which are “accredited investors” (as defined in Rule 501 under the Securities Act).  The Notes have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirement.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE V

•	Richard Adamson Lumpkin Trust Dated February 6, 1970 fbo Richard Anthony Lumpkin

•	Richard A. Lumpkin

V-1

EXHIBIT A

OPINION OF COUNSEL FOR THE ISSUER, THE COMPANY AND THE GUARANTORS

The opinion of the counsel for the Issuer, the Company and the Guarantors, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

1.  Finance Co. has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

2.  Parent is a corporation validly existing and in good standing under the laws of the State of Delaware.  The Company is a corporation validly existing and in good standing under the laws of the State of Illinois.

3.  Each of the Delaware Subsidiaries is a corporation or limited liability company, as the case may be, validly existing and in good standing under the laws of the State of Delaware.

4.  Each of the California Subsidiaries is a corporation or limited liability company, as the case may be, validly existing and in good standing under the laws of the State of California.

5.  Parent, Finance Co., the Company, each Delaware Subsidiary and each California Subsidiary has corporate or limited liability company power and authority, as applicable, to own, lease and operate its properties and to conduct its business, in each case, as described in the Preliminary Memorandum and the Final Memorandum and to enter into and perform its obligations under the Purchase Agreement.

6.  The Purchase Agreement has been duly authorized, executed and delivered by Parent, Finance Co., the Company, each Delaware Subsidiary and each California Subsidiary.

7.  The Indenture has been duly authorized, executed and delivered by Finance Co., and the Indenture constitutes a legal, valid and binding obligation of Finance Co., enforceable against Finance Co. in accordance with its terms.

8.  The Supplemental Indenture has been duly authorized by Parent, the Company, each Delaware Subsidiary and each California Subsidiary, and, when executed and delivered by the Company, Parent and each Subsidiary in the manner provided in the Indenture, the Supplemental Indenture will constitute a legal, valid and binding obligation of Parent, the Company and each Subsidiary, enforceable against Parent, the Company and each Subsidiary in accordance with its terms.

9.  The Registration Rights Agreement has been duly authorized, executed and delivered by Finance Co., and the Registration Rights Agreement constitutes a legal, valid and binding obligation of Finance Co., enforceable against Finance Co. in accordance with its terms.

10.  The Joinder has been duly authorized by Parent, the Company, each Delaware Subsidiary and each California Subsidiary, and, when executed and delivered by the Company, Parent and each Subsidiary in the manner provided in the Registration Rights Agreement, the Joinder will constitute a legal, valid and binding obligation of Parent, the Company and each Subsidiary, enforceable against Parent, the Company and each Subsidiary in accordance with its terms.

11.  The Escrow Agreement has been duly authorized, executed and delivered by Finance Co., and the Escrow Agreement constitutes a legal, valid and binding obligation of Finance Co., enforceable against Finance Co. in accordance with its terms.

12.  The Notes are in the form contemplated by the Indenture, have been duly authorized by Finance Co., have been duly executed by Finance Co. and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of Finance Co., enforceable against Finance Co. in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

13.  The Exchange Notes have been duly authorized by the Company and the Guarantees have been duly authorized by the Parent, each Delaware Subsidiary and each California Subsidiary, and, when the Supplemental Indenture has been duly authorized, executed and delivered by the Company, Parent and the Subsidiaries, the Exchange Notes are executed by the Company and are authenticated by the Trustee in the manner provided in the Indenture, and the Exchange Notes are delivered pursuant to the Exchange Offer, the Exchange Notes will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms and the Guarantees will constitute legal, valid and binding obligations of the Parent and each Subsidiary, enforceable against Parent and each Subsidiary in accordance with their terms.

14.  The Notes, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Preliminary Memorandum and the Final Memorandum.

15.  The information in the Time of Sale Memorandum and in the Final Memorandum under the captions “Description of Other Indebtedness,” “Description of the Notes”, “Exchange Offer and Registration Rights Agreement,” “Notice to Investors” and “Certain United States Federal Income and Estate Tax Considerations,” to the extent that it constitutes matters of law, summaries of legal matters, Finance Co.’s and the Company’s charter and bylaws, or legal conclusions, has been reviewed by us and is correct in all material respects.

16.  Neither the execution and delivery by Finance Co., the Company, Parent, the Delaware Subsidiaries or the California Subsidiary of any of the Transaction Documents nor the performance by any of Finance Co., the Company, Parent, the Delaware Subsidiaries or the California Subsidiaries of its obligations under the Transaction Documents requires any consent or approval from or filing with any governmental authority of the State of Illinois, the State of California, the State of New York or the United States of America under any Applicable Law (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Notes will be offered or sold, as to which we need express no opinion, and other than those filings and other actions as may be required pursuant to the Securities Act and the rules and regulations thereunder with respect to Finance Co.’s, the Company’s, Parent’s and the Subsidiaries’ obligations under the Registration Rights Agreement, including, without limitation, the filing of a registration statement with the Securities and Exchange Commission, the Commission’s declaration of effectiveness of such registration statement and the qualification of the Indenture under the Trust Indenture Act of 1939, as amended).

17.  It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with Section 7 of the Purchase Agreement, the Preliminary Memorandum and the Final Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

18.  The execution and delivery by Finance Co., the Company, Parent, each of the Delaware Subsidiaries and each of the California Subsidiaries of each of the Transaction Documents to which each company is a party does not, and the performance by each of Finance Co., the Company, Parent, each of the Delaware Subsidiaries and each of the California Subsidiaries of its respective obligations under such Transaction Documents will not violate the certificate or articles of incorporation, by-laws or limited liability company agreement of such party.  The execution and delivery by Finance Co., the Company, Parent, each of the Delaware Subsidiaries and each of the California Subsidiaries of each of the Transaction Documents to which each company is a party does not, and the performance by each of Finance Co., the Company, Parent and each of the Subsidiaries of its respective obligations under such Transaction Documents will not (ii) violate any Applicable Law applicable to such party, (iii) violate any judgment, injunction, order or decree to which Finance Co., the Company, Parent or the Subsidiaries is subject that is listed on the Officer’s Certificates of Finance Co., the Company and Parent attached to this opinion letter, or (iv) breach or result in a default under any indenture, mortgage, instrument or agreement that is listed on the Officer’s Certificates attached to this opinion letter.

19.  None of Finance Co., the Company, Parent or the Subsidiaries is required, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Time of Sale Memorandum and the Final Memorandum will be required, to register as an “investment company” under the Investment Company Act.

20.  A security interest (the “Article 9 Security Interest”) in favor of the Trustee (for the benefit of the holders of the Notes), as security for the payment of the obligations of Finance Co. under the Indenture and the Securities, has attached to the collateral described in the Escrow Agreement (the “Collateral”) in which a security interest may be created under Article 9 of the UCC (the “Article 9 Security Interest”).  The Article 9 Security Interest in that portion of the Collateral consisting of security entitlements with respect to the Escrow Account will be perfected upon the execution and delivery of the Escrow Agreement, and the Article 9 Security Interest in Collateral consisting of a securities account will be perfected when the Article 9 Security Interest is perfected in all security entitlements with respect to such securities account.

In addition, such counsel shall state that they have participated in conferences with officers and representatives of Finance Co., the Company, Parent and the Subsidiaries, representatives of the independent accountants of those companies and the Initial Purchasers and its representatives at which the contents of the Preliminary Memorandum and the Final Memorandum were discussed and, although such counsel not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Preliminary Memorandum and the Final Memorandum and has made no independent check or verification thereof (except to the extent expressly addressed in paragraphs 14 and 15 above), on the basis of the foregoing, nothing has come to such counsel’s attention that would lead them to believe that (1) as of the Time of Sale, the Time of Sale Memorandum (except for the financial statements and schedules and other financial data included therein or omitted therefrom, as to which such counsel need make no statement) included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (2) the Final Memorandum (except for financial statements and schedules and other financial data included therein or omitted therefrom as to which such counsel need make no statement), at the time the Final Memorandum was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT B

OPINION OF COUNSEL FOR THE ISSUER, THE COMPANY AND THE GUARANTORS

The opinion of special regulatory counsel for the Issuer, the Company and the Guarantors, to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

(1)
Subject to receipt of the consents, approvals, authorizations, orders, qualifications  or waivers and filing of notices set forth in Schedule 2 to such opinion, the execution and delivery by the Issuer, the Company and each Guarantor of the Transaction Documents, as applicable, and the performance by the Issuer, the Company and each Guarantor of its respective obligations, as applicable, under the Transaction Documents, the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated thereby and by the Time of Sale Memorandum and the Final Memorandum, including, without limitation, the Transactions, will not contravene any provision of the Telecommunications Laws.

(2)
Except for the consents, approvals, authorizations, orders, qualifications  or waivers and filing of notices set forth in Schedule 2 to such opinion, no consent, approval, authorization, or order of, or qualification with or notice to, the Regulatory Agencies is required under the Telecommunications Laws for the performance by the Issuer and the Guarantors of their obligations under the Transaction Documents, or the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated thereby and by the Time of Sale Memorandum and the Final Memorandum, including without limitation, the Transactions.

(3)
The statements related to Federal Communications Laws in each of the Time of Sale Memorandum and the Final Memorandum under the captions “Risks Related to the Regulation of Our Business—We are subject to a complex and uncertain regulatory environment, and we face compliance costs and restrictions greater than those of many of our competitors,” “Risks Related to the Regulation of Our Business—We receive support from various funds established under federal and state law and the continued receipt of that support is not assured,” “Risks Relating to Our Proposed Acquisition—Obtaining required approvals and satisfying closing conditions may delay or prevent completion of the Proposed Acquisition” and the statements related to Federal Communications in each of the Time of Sale Memorandum and the Final Memorandum incorporated by reference to (a) Holdings’ Annual Report on Form 10-K for the year ended December 31, 2013, under the caption “Business—Regulatory Environment” and (b) Holdings’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Regulatory Matters,” in each case, insofar as such statements purport to constitute a summary of the Federal Communications Laws, fairly summarize the matters of law therein described in all material respects.

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EXHIBIT C

OPINION OF COUNSEL FOR THE ISSUER, THE COMPANY AND THE GUARANTORS

The opinion of the counsel for Consolidated Communications of Pennsylvania, LLC and Consolidated Communications Enterprise Services, Inc., to be delivered pursuant to Section 5(e) of the Purchase Agreement shall be to the effect that:

(1)
Upon the registration of the Pa. Securities Certificate, the execution and delivery by Consolidated Communications of Pennsylvania, LLC (“CCPA”) and Consolidated Communications Enterprise Services, Inc., a Delaware corporation (“CCES”), as applicable, and the performance by CCPA and CCES of their respective obligations, as applicable, under the Transaction Documents, the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated thereby and by the Time of Sale Memorandum and the Final Memorandum, including, without limitation, the Transactions will not contravene the Pennsylvania Public Utility Code (“PA Code”) .

(2)
Except for the consents, approvals, authorizations, orders or qualifications of the Pennsylvania Public Utility Commission, no consent, approval, authorization or order of, or qualification under, the PA Code, is required for the performance by the Issuer, the Company and the Guarantors of their obligations under the Transaction Documents or the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated hereby and thereby and by the Time of Sale Memorandum and the Final Memorandum, including without limitation, the Transactions, except such as may be required by the securities or Blue Sky or other laws of Pennsylvania in connection with the offer and sale of the Securities and by state securities and other laws with respect to the obligations under the Registration Rights Agreement, with regard to which we provide no opinion.

(3)
The statements in each of the Time of Sale Memorandum and the Final Memorandum under the caption “Risks Related to the Regulation of Our Business—We receive support from various funds established under federal and state law and the continued receipt of that support is not assured” and the statements in each of the Time of Sale Memorandum and the Final Memorandum incorporated by reference to (a) Holdings’ Annual Report on Form 10-K for the year ended December 31, 2013, under the caption “Business—Regulatory Environment” and (b) Holdings’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Regulatory Matters,” in each case, insofar as such statements relate to the PA Code and Pennsylvania Public Utility Commission regulatory matters, fairly present and summarize, in all material respects, the matters referred to therein.

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EXHIBIT D

OPINION OF COUNSEL FOR THE CERTAIN GUARANTORS

The opinion of the counsel for Consolidated Communications of Texas Company, Consolidated Communications of Fort Bend Company and Consolidated Communications Services Company (collectively, the “Texas Guarantors”), to be delivered pursuant to Section 5(f) of the Purchase Agreement shall be to the effect that:

(1)
Each of the Texas Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Texas and has the corporate power and authority under the laws of the state of Texas to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum.

(2)	The Purchase Agreement has been duly authorized, executed and delivered by the Texas Guarantors.

(3)
Each of the Supplemental Indenture and the Joinder has been duly authorized by the Texas Guarantors, and, when executed and delivered by the Texas Guarantors in the manner provided in the Indenture or the Registration Rights Agreement, applicable, the Supplemental Indenture and the Joinder will constitute legal, valid and binding obligations of the Texas Guarantors enforceable in accordance with their terms, subject to the Enforcement Limitations and except as rights to indemnification and contribution under the Joinder may be limited under applicable law.

(4)
The execution and delivery by the Texas Guarantors of, and the performance by each of the Texas Guarantors of its respective obligations, as applicable, under, the Transaction Documents, the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated thereby and by the Time of Sale Memorandum and the Final Memorandum, including, without limitation, the Transactions, will not contravene (i) any provision of the laws of Texas applicable to the Texas Guarantors, (ii) the articles of incorporation or by-laws (or other organizational documents) of the Texas Guarantors or (iii) any judgment, order or decree of any governmental body, agency or court of the state of Texas having jurisdiction over the Texas Guarantors.

(5)
No consent, approval, authorization or order of, or qualification with, any governmental body or agency of the state of Texas is required for the performance by the Texas Guarantors of their obligations under the Transaction Documents or the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated hereby and thereby and by the Time of Sale Memorandum and the Final Memorandum, including without limitation, the Transactions, except such as may be required by the securities or Blue Sky laws of the state of Texas in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the obligations under the Registration Rights Agreement.

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(6)
The statements in each of the Time of Sale Memorandum and the Final Memorandum under the caption “Risk Factors—Risks Related to the Regulation of Our Business—We receive support from various funds established under federal and state law and the continued receipt of that support is not assured” and the statements in each of the Time of Sale Memorandum and the Final Memorandum incorporated by reference to (a) Holdings’ Annual Report on Form 10-K for the year ended December 31, 2013, under the caption “Business—Regulatory Environment” and (b) Holdings’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Regulatory Matters,” in each case, insofar as such statements constitute matters of Texas law, summaries of legal matters or legal proceedings to which the laws of the state of Texas apply, or legal conclusions under the laws of the state of Texas, fairly present and summarize, in all material respects, the matters referred to therein.

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EXHIBIT E

OPINION OF COUNSEL FOR THE ISSUER, THE COMPANY AND THE GUARANTORS

The opinion of the counsel for the Issuer, the Company and the Guarantors, to be delivered pursuant to Section 5(g) of the Purchase Agreement shall be to the effect that:

(1)
Neither the execution, delivery, nor performance of the Transaction Documents by the California Guarantors in accordance with their terms, nor the transactions contemplated thereby does or will constitute a violation of or conflict with California Communications Laws.

(2)
No approval, consent, order, permission, authorization, license of or registration with, or notice to or taking of any action by the CPUC is necessary in connection with (i) the execution, delivery, or performance of the Transaction Documents or (ii) the compliance with the terms and conditions of the Transaction Documents.

(3)
The statements in each of the Time of Sale Memorandum and the Final Memorandum related to California Communications Laws incorporated by reference to (a) Holdings’ Annual Report on Form 10-K for the year ended December 31, 2013, under the caption “Business—Regulatory Environment” and (b) Holdings’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Regulatory Matters,” in each case, insofar as such statements purport to constitute a summary of the California Communications Laws, fairly summarize the matters specifically described therein and are accurate in all material respects.

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